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                                                                   EXHIBIT 10.20



                 AMENDMENT NO. 1 TO TECHNICAL SERVICES AGREEMENT

         This Amendment No. 1 to Technical Services Agreement ("Amendment") is made and entered into as of July 28, 1998, by and among Insignia Financial Group, Inc., a Delaware corporation ("IFG"), Insignia/ESG Holdings, Inc., a Delaware corporation ("I/ESG") and Apartment Investment and Management Company, a Maryland real estate investment trust ("AIMCO").


                                   BACKGROUND

         The parties entered into that certain Technical Services Agreement on June 29, 1998 (the "Agreement") pursuant to which AIMCO has agreed to provide certain technical services to I/ESG commencing on the effective date of the merger of IFG with and into AIMCO; and

         WHEREAS, the parties desire to amend the Agreement;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and in the Agreement, the parties hereto do hereby covenant and agree as follows:

         1. Defined Terms. Terms defined in the Agreement and delineated herein by initial capital letters shall have the same meaning ascribed thereto in the Agreement, except to the extent that the meaning of any such term is specifically modified by the provisions hereof. In addition, other terms not defined in the Agreement but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto in this Amendment. Terms and phrases which are not delineated by initial capital letters shall have the meanings commonly ascribed thereto.

         2. Amendment. From and after the date hereof, the Agreement shall be amended as follows:

            The first sentence in Section 2.A. of the Agreement is hereby deleted in its entirety and is hereby replaced by the following sentence:

            "The term of this Agreement shall be for a period commencing on the Effective Date of the Merger ("Effective Date") and ending on June 30, 1999."

         3. Effect of Amendment. Except as expressly amended by the provisions hereof, the terms and provisions contained in the Agreement shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Agreement shall remain in full


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force and effect as stated therein, except to the extent specifically modified by the provisions of this Amendment. This Amendment and the Agreement shall be construed as one instrument.

         IN WITNESS WHEREOF, IFG, I/ESG and AIMCO have executed this Amendment in multiple counterparts as of the date first written above, but it is intended that this Amendment shall become effective simultaneously with the effectiveness of the Agreement.

                                    INSIGNIA/ESG HOLDINGS, INC.


                                    By:/s/ ADAM B. GILBERT
                                       ---------------------------------
                                    Name:  Adam B. Gilbert
                                    Title: Executive Vice President


                                    INSIGNIA FINANCIAL GROUP, INC.


                                    By:/s/ ADAM B. GILBERT
                                       ---------------------------------
                                    Name:  Adam B. Gilbert
                                    Title: Secretary


                                    APARTMENT INVESTMENT AND
                                    MANAGEMENT COMPANY


                                    By:/s/ THOMAS W. TOOMEY
                                       ---------------------------------
                                    Name:  Thomas W. Toomey
                                    Title: Chief Financial Officer




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